UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

   BlackRock Commodity Strategies Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 –	Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Commodity Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured	∎	May Lose Value	∎	No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2019	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund underperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

Commodity-related stocks produced negative returns in the six-month period, as concerns about global growth led to significant weakness in both commodities and equities in the fourth quarter of 2018. Although these categories recovered sharply in January, the rally was not enough to make up for the earlier downturn.

The Fund’s out-of-benchmark position in energy stocks detracted versus the commodity-only benchmark. While many energy companies demonstrated fundamental improvements, highlighted by better capital discipline and a greater focus on cash flows, the sector posted a weak return due to the decline in oil prices. The exploration and production industry was hit particularly hard, causing stocks such as Encana Corp. and Devon Energy Corp. to finish among the Fund’s most significant individual detractors.

Part of the Fund’s investment strategy is to gain exposure to commodity futures. The Fund uses commodity linked notes and derivatives via commodity total return swaps. This aspect of the Fund’s strategy detracted from relative performance during the period.

The Fund’s out-of-benchmark position in gold stocks contributed to results. Since investors who are nervous about financial markets often look to gold as a “safe haven,” the price of gold bullion rose in the latter part of 2018. Gold stocks were boosted by the rally in the commodity, helping Fund performance.

The Fund’s out-of-benchmark exposure to agriculture stocks also made a positive contribution. Hormel Foods Corp., which benefited from improved conditions in the U.S. turkey market and dwindling headwinds in its other divisions, was the leading contributor in the sector.

Describe recent portfolio activity.

The investment adviser rotated some of the Fund’s investments in the diversified mining sector, and it increased its position in potash stocks within the agriculture space. In the energy sector, the Fund raised its allocation to refining stocks and reduced its position in U.S. onshore producers.

During the period, the Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its exposure to commodity-linked notes. The cash balance did not have a material impact on Fund returns.

Describe portfolio positioning at period end.

As of January 31, 2019, the Fund held allocations of approximately 50% each in natural resources equities and commodity total return swaps. The Fund’s largest weightings were in the agriculture and energy sectors, at 30% and 22%, respectively, followed by mining (22%) and precious metals (9%).

The Fund maintained a high-quality bias in the mining sector, with a focus on companies that are deleveraging and/or experiencing organic growth. In energy, the investment adviser emphasized companies that were exhibiting capital discipline, benefiting from the growth of the shale industry, and/or capitalizing on the emerging upcycle in liquefied natural gas. In agriculture, the investment adviser made decisions based primarily on stock-specific catalysts, with an emphasis on companies that were viewed as having unappreciated transformation stories.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2019 (continued)	BlackRock Commodity Strategies Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.60)%	(10.49)%	N/A	(4.18)%	N/A	(3.63)%	N/A
Investor A	(6.63)	(10.67)	(15.36)%	(4.39)	(5.42)%	(3.82)	(4.53)%
Investor C	(7.05)	(11.33)	(12.21)	(5.11)	(5.11)	(4.55)	(4.55)
Class K	(6.54)	(10.32)	N/A	(4.14)	N/A	(3.60)	N/A
Bloomberg Commodity Index Total Return(d)	(4.37)	(8.23)	N/A	(7.88)	N/A	(6.80)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(c)	The Fund commenced operations on October 3, 2011.
(d)

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities that assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total Return was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$934.00	$3.51	$1,000.00	$1,021.58	$3.67	0.72%
Investor A	1,000.00	933.70	4.73	1,000.00	1,020.32	4.94	0.97
Investor C	1,000.00	929.50	8.37	1,000.00	1,016.53	8.74	1.72
Class K	1,000.00	934.60	3.27	1,000.00	1,021.83	3.41	0.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BHP Group PLC	2%
Royal Dutch Shell PLC, A Shares	2
Deere & Co.	2
Nutrien Ltd.	2
Exxon Mobil Corp.	2
Glencore PLC	1
Rio Tinto PLC	1
Archer-Daniels-Midland Co.	1
BP PLC	1
Newmont Mining Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets

Materials	24%
Energy	15
Consumer Staples	8
Industrials	3
Consumer Discretionary	1
Information Technology	—	(a)
Health Care	—	(a)
Short-Term Securities	50
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)	Amount is less than 0.5%.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Commodity Strategies Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares January 25, 2018 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) January 31, 2019	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 51.2%

Chemicals — 5.1%
American Vanguard Corp.	21,784	$381,656
CF Industries Holdings, Inc.	43,262	1,888,386
FMC Corp.	11,656	930,149
Livent Corp. (a)(b)	14,995	189,837
Mosaic Co.	40,865	1,319,122
Nutrien Ltd.	69,783	3,615,152
OCI NV (a)	12,630	267,094
Umicore SA	10,354	437,738
UPL Ltd.	64,132	711,103
Yara International ASA	30,972	1,280,728

		11,020,965

Electronic Equipment, Instruments & Components — 0.3%
Trimble, Inc. (a)	19,452	732,562

Energy Equipment & Services — 0.9%
Baker Hughes a GE Co.	21,903	516,254
Halliburton Co.	23,575	739,312
Patterson-UTI Energy, Inc.	18,160	220,281
Schlumberger Ltd.	12,129	536,223

		2,012,070

Food & Staples Retailing — 0.4%
Total Produce PLC	502,036	976,869

Food Products — 7.6%
Archer-Daniels-Midland Co.	63,838	2,866,326
Bunge Ltd.	20,166	1,110,542
Calavo Growers, Inc.	14,101	1,147,257
Clean Seas Seafood Ltd. (a)	327,165	249,771
Cranswick PLC	8,995	340,884
Glanbia PLC	84,727	1,619,088
Hormel Foods Corp.	17,424	737,384
Ingredion, Inc.	18,136	1,795,464
Kerry Group PLC, Class A	9,749	995,454
Lamb Weston Holdings, Inc.	10,494	758,716
Leroy Seafood Group ASA	48,464	387,563
Norway Royal Salmon ASA	20,254	488,702
Pilgrim’s Pride Corp. (a)	58,410	1,183,387
PureCircle Ltd. (a)	94,431	315,831
SunOpta, Inc. (a)(b)	71,691	298,235
Tyson Foods, Inc., Class A	36,891	2,284,291

		16,578,895

Machinery — 2.5%
Ag Growth International, Inc.	9,365	358,792
AGCO Corp.	15,716	1,008,967
Deere & Co.	22,456	3,682,784
Kubota Corp.	25,100	397,937

		5,448,480

Metals & Mining — 18.6%
Acacia Mining PLC (a)	43,359	110,952
Agnico Eagle Mines Ltd.	37,814	1,644,713
Alacer Gold Corp. (a)	3,044	7,020
Alamos Gold, Inc., Class A	90,653	403,608
Anglo American PLC	57,617	1,472,444
AngloGold Ashanti Ltd. — ADR	14,283	204,104
B2Gold Corp. (a)	206,264	653,037
Bacanora Lithium PLC (a)	40,727	11,622
Barrick Gold Corp.	127,893	1,712,487
Beadell Resources Ltd. (a)(b)	463,506	19,598
Belo Sun Mining Corp. (a)(b)	141,522	37,698
BHP Group PLC	205,502	4,591,461
Centamin PLC	234,522	362,714
Centerra Gold, Inc. (a)	54,309	275,275
Cobalt 27 Capital Corp. (a)(b)	12,450	40,554
Coronado Global Resources, Inc. — CDI (a)(c)	164,792	380,753
Endeavour Mining Corp. (a)(b)	30,883	532,129
ERO Copper Corp. (a)	37,715	369,989

Security	Shares	Value

Metals & Mining (continued)
Evolution Mining Ltd.	123,551	$360,677
First Quantum Minerals Ltd.	123,337	1,427,722
Franco-Nevada Corp.	10,942	848,828
Fresnillo PLC	40,960	540,790
Galaxy Resources Ltd. (a)(b)	83,630	122,420
Glencore PLC	782,146	3,180,450
Goldcorp, Inc.	60,611	678,094
Iluka Resources Ltd.	28,445	180,841
Impala Platinum Holdings Ltd. (a)	150,684	442,575
Ivanhoe Mines Ltd., Class A (a)	69,634	150,508
KAZ Minerals PLC	69,000	538,774
Kinross Gold Corp. (a)	135,987	454,342
Lundin Mining Corp.	49,576	226,383
MAG Silver Corp. (a)	21,138	189,831
Metro Mining Ltd. (a)(b)	683,773	74,814
Nemaska Lithium, Inc. (a)(b)	174,055	83,454
Neo Lithium Corp. (a)	143,078	74,046
Nevada Copper Corp. (a)	870,234	304,660
Newcrest Mining Ltd.	109,267	1,943,939
Newmont Mining Corp.	80,038	2,730,096
Nickel Mines Ltd. (a)(b)	846,746	200,282
Northern Star Resources Ltd.	86,124	550,501
Oklo Resources Ltd. (a)(b)	260,260	43,592
Osisko Gold Royalties Ltd.	6,378	62,423
OZ Minerals Ltd.	125,291	892,758
Petra Diamonds Ltd. (a)	115,339	49,831
Polyus PJSC — GDR, Registered Shares	10,994	459,179
Pretium Resources, Inc. (a)	37,413	293,848
Rio Tinto PLC	56,012	3,098,696
Saracen Mineral Holdings Ltd. (a)	10,332	25,362
Sheffield Resources Ltd. (a)	857,607	399,676
Sierra Metals, Inc. (a)(b)	129,355	229,383
Sigma Lithium Resources Corp. (a)	144,060	213,796
Sociedad Minera Cerro Verde SAA	33,456	692,539
SolGold PLC (a)	690,436	323,742
South32 Ltd.	375,181	959,995
Stelco Holdings, Inc.	20,313	271,314
Teck Resources Ltd., Class B	59,916	1,459,197
Titan Mining Corp. (a)	213,426	162,431
TMAC Resources, Inc. (a)(b)	15,392	80,243
Torex Gold Resources, Inc. (a)	29,641	322,364
Trevali Mining Corp. (a)	481,604	133,784
Vale SA — ADR	146,680	1,824,699
Wheaton Precious Metals Corp.	25,750	542,456

		40,675,493

Oil, Gas & Consumable Fuels — 14.6%
Anadarko Petroleum Corp.	15,356	726,800
BP PLC	408,117	2,787,900
Cairn Energy PLC (a)	202,279	496,353
Canadian Natural Resources Ltd.	36,214	972,083
Chevron Corp.	10,249	1,175,048
CNOOC Ltd.	208,000	347,656
Concho Resources, Inc. (a)	8,324	997,548
ConocoPhillips	23,597	1,597,281
Devon Energy Corp.	26,375	702,894
EOG Resources, Inc.	12,053	1,195,658
EQT Corp.	15,610	303,927
Exxon Mobil Corp.	47,448	3,476,989
Galp Energia SGPS SA	30,555	477,406
Hess Corp.	3,950	213,300
Kosmos Energy Ltd. (a)	90,037	461,890
Marathon Petroleum Corp.	20,708	1,372,112
Noble Energy, Inc.	23,874	533,345
Oil Search Ltd.	74,959	426,791
Pioneer Natural Resources Co.	6,776	964,360
Royal Dutch Shell PLC, A Shares	141,188	4,376,876
Suncor Energy, Inc.	51,074	1,647,335
TOTAL SA	49,731	2,726,303
TransCanada Corp.	31,916	1,357,332

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	7

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	14,526	$1,275,673
Williams Cos., Inc.	49,064	1,321,294

		31,934,154

Paper & Forest Products — 0.0%
Quintis Ltd. (a)(b)(d)	845,494	6

Pharmaceuticals — 0.2%
Curaleaf Holdings, Inc. (a)	59,305	384,098

Specialty Retail — 0.8%
Tractor Supply Co.	19,941	1,702,961

Trading Companies & Distributors — 0.2%
Yellow Cake PLC (a)(c)	121,901	384,029

Total Common Stocks — 51.2% (Cost: $99,871,789)		111,850,582

Warrants — 0.0%

Metals & Mining — 0.0%
First Cobalt Corp. (1 Share for 1 Warrant, Expires 03/15/20, Strike Price CAD 1.50) (a)(d)	125,498	—
Nemaska Lithium, Inc. (Issued/exercisable 7/08/16, 1 Share for 1 Warrant, Expires 7/08/19, Strike Price CAD 1.50) (a)	13,588	518

Total Warrants — 0.0% (Cost: $2,765)		518

Total Long-Term Investments — 51.2% (Cost: $99,874,554)		111,851,100

Security	Shares	Value

Short-Term Securities — 50.2%

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26% (e)(h)	1,186,544	$1,186,544
SL Liquidity Series, LLC, Money Market Series, 2.64% (e)(f)(h)	1,031,990	1,032,196

Total Money Market Funds — 1.0% (Cost: $2,218,618)		2,218,740

	Par (000)

U.S. Treasury Obligations — 49.2%
U.S. Treasury Bills (g):
2.22%, 2/14/19	$19,000	18,984,151
2.28%, 3/07/19	19,000	18,957,831
2.41%, 4/11/19	19,000	18,914,011
2.47%, 5/09/19	19,000	18,878,144
2.48%, 6/06/19	19,000	18,842,887
2.40%, 7/05/19	13,000	12,867,159

Total U.S. Treasury Obligations — 49.2% (Cost: $107,438,817)		107,444,183

Total Short-Term Securities — 50.2% (Cost: $109,657,435)		109,662,923

Total Investments — 101.4% (Cost: $209,531,989)		221,514,023

Liabilities in Excess of Other Assets — (1.4)%		(3,165,492)

Net Assets — 100.0%		$218,348,531

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	Rates are discount rates or a range of discount rates as of period end.
(h)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	1,506,388	(319,844)	1,186,544	$1,186,544	$21,631		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,270,266	(238,276)	1,031,990	1,032,196	22,389	(b)	133	(87)

				$2,218,740	$44,020		$133	$(87)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued)	BlackRock Commodity Strategies Fund
January 31, 2019

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund	Frequency	Received by the Fund		Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference		Reference	Frequency

3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	02/14/19	USD	5,070	$(427,002)	$—	$(427,002)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	03/08/19	USD	1,459	(133,660)	—	(133,660)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	03/12/19	USD	35,389	(2,852,993)	—	(2,852,993)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/14/19	USD	2,501	(201,251)	—	(201,251)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/01/19	USD	1,992	(214,593)	—	(214,593)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/15/19	USD	2,776	(324,732)	—	(324,732)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	05/29/19	USD	1,291	(138,230)	—	(138,230)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	06/24/19	USD	1,213	(93,981)	—	(93,981)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	06/25/19	USD	1,480	(95,433)	—	(95,433)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	10/22/19	USD	2,995	(177,089)	—	(177,089)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	12/13/19	USD	1,780	(38,428)	—	(38,428)
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/16/20	USD	1,002	5,762	—	5,762
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/22/20	USD	45,113	355,900	—	355,900
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	01/28/20	USD	1,804	17,816	—	17,816
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	01/29/20	USD	1,809	4,534	—	4,534
3-month U.S. Treasury Bill, 2.33%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	01/30/20	USD	3,644	(6,833)	—	(6,833)

								$(4,320,213)	$—	$(4,320,213)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$384,012	$(4,704,225)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued)	BlackRock Commodity Strategies Fund
January 31, 2019

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps — OTC	Unrealized appreciation on OTC swaps	$384,012	$—	$—	$—	$—	$—	$384,012

Liabilities — Derivative Financial Instruments

Swaps — OTC	Unrealized depreciation on OTC swaps	$4,704,225	$—	$—	$—	$—	$—	$4,704,225

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Loss on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps	$(9,165,304)	$—	$—	$—	$—	$—	$(9,165,304)

Net Change in Unrealized Appreciation (Depreciation) on:

Swaps	$346,933	$—	$—	$—	$—	$—	$346,933

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$129,448,245

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Swaps — OTC(a)	$384,012	$4,704,225

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$384,012	$4,704,225

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$384,012	$4,704,225

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)

Goldman Sachs International	$22,350	$(22,350)	$—	$—	$—
JPMorgan Chase Bank N.A.	361,662	(177,089)	—	—	184,573

	$384,012	$(199,439)	$—	$—	$184,573

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Citibank N.A.	$341,744	$—	$—	$(341,744)	$—
Goldman Sachs International	905,397	(22,350)	—	(883,047)	—
JPMorgan Chase Bank N.A.	177,089	(177,089)	—	—	—
Royal Bank of Canada.	3,279,995	—	—	(3,279,995)	—

	$4,704,225	$(199,439)	$—	$(4,504,786)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Commodity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$8,324,302	$2,696,663	$—	$11,020,965
Electronic Equipment, Instruments & Components	732,562	—	—	732,562
Energy Equipment & Services	2,012,070	—	—	2,012,070
Food & Staples Retailing	976,869	—	—	976,869
Food Products	12,986,135	3,592,760	—	16,578,895
Machinery	5,050,543	397,937	—	5,448,480
Metals & Mining	19,821,580	20,853,913	—	40,675,493
Oil, Gas & Consumable Fuels	20,294,869	11,639,285	—	31,934,154
Paper & Forest Products	—	—	6	6
Pharmaceuticals	384,098	—	—	384,098
Specialty Retail	1,702,961	—	—	1,702,961
Trading Companies & Distributors	—	384,029	—	384,029
Warrants	518	—	—	518
Short Term Securities:
Money Market Funds	1,186,544	—	—	1,186,544
U.S. Treasury Obligations	—	107,444,183	—	107,444,183

Subtotal	$73,473,051	$147,008,770	$6	$220,481,827

Investments Valued at NAV(a)				1,032,196

Total Investments				$221,514,023

Derivative Financial Instruments(b)
Assets:
Commodity contracts	$—	$384,012	$—	$384,012
Liabilities:
Commodity contracts	—	(4,704,225)	—	(4,704,225)

	$—	$(4,320,213)	$—	$(4,320,213)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between levels.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Statement of Assets and Liabilities  (unaudited)

January 31, 2019

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $945,226) (cost — $207,313,371)	$219,295,283
Investments at value — affiliated (cost — $2,218,618)	2,218,740
Cash	15,065,425
Cash pledged as collateral for OTC derivatives	5,470,000
Foreign currency at value (cost — $240,278)	240,833
Receivables:
Investments sold	3,933,595
Securities lending income — affiliated	2,829
Capital shares sold	748,172
Dividends — unaffiliated	67,833
Dividends — affiliated	3,040
From the Manager	15,381
Unrealized appreciation on OTC swaps	384,012
Prepaid expenses	48,696

Total assets	247,493,839

LIABILITIES
Cash collateral on securities loaned at value	1,032,286
Payables:
Investments purchased	22,469,560
Administration fees	7,768
Capital shares redeemed	584,166
Deferred foreign capital gain tax	5,100
Investment advisory fees	71,165
Other accrued expenses	253,016
Service and distribution fees	13,438
Trustees’ and Officer’s fees	4,584
Unrealized depreciation on OTC Swaps	4,704,225

Total liabilities	29,145,308

NET ASSETS	$218,348,531

NET ASSETS CONSIST OF
Paid-in capital	$397,939,736
Accumulated loss	(179,591,205)

NET ASSETS	$218,348,531

NET ASSET VALUE
Institutional — Based on net assets of $149,837,486 and 20,917,733 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.16

Investor A — Based on net assets of $39,168,546 and 5,510,854 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.11

Investor C — Based on net assets of $6,907,491 and 1,008,300 shares outstanding, unlimited number of shares authorized, $0.001 par value	$6.85

Class K — Based on net assets of $22,435,008 and 3,131,103 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.17

See notes to consolidated financial statements.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations  (unaudited)

Six Months Ended January 31, 2019

	BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,064,555
Dividends — affiliated	21,631
Interest — unaffiliated	1,414,039
Securities lending income — affiliated — net	22,389
Foreign taxes withheld	(100,333)

Total investment income	3,422,281

EXPENSES
Investment advisory	810,371
Transfer agent — class specific	163,467
Service and distribution — class specific	96,256
Professional	68,452
Administration	55,550
Registration	44,938
Printing	32,007
Offering	28,799
Administration — class specific	26,182
Accounting services	25,396
Board realignment and consolidation	14,504
Custodian	10,660
Trustees and Officer	7,711
Miscellaneous	19,641

Total expenses	1,403,934
Less:
Fees waived and/or reimbursed by the Manager	(242,138)
Transfer agent fees waived and/or reimbursed — class specific	(103,350)
Administration fees waived — class specific	(26,182)

Total expenses after fees waived and/or reimbursed	1,032,264

Net investment income	2,390,017

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,970,685)
Investments — affiliated	133
Forward foreign currency exchange contracts	1,497
Foreign currency transactions	26,336
Swaps	(9,165,304)

	(14,108,023)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,367,203	)(a)
Investments — affiliated	(87)
Foreign currency translations	2,386
Swaps	346,933

	(9,017,971)

Net realized and unrealized loss	(23,125,994)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,735,977)

(a)	Net of $(2,045) foreign capital gain tax.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	13

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund

	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,390,017	$2,255,761
Net realized loss	(14,108,023)	(14,568)
Net change in unrealized appreciation (depreciation)	(9,017,971)	5,135,097

Net increase (decrease) in net assets resulting from operations	(20,735,977)	7,376,290

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(3,491,694)	(1,079,670)
Investor A	(669,467)	(226,220)
Investor C	(78,763)	—
Class K	(445,982)	—

Decrease in net assets resulting from distributions to shareholders	(4,685,906)	(1,305,890)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(43,949,081)	95,168,354

NET ASSETS(b)
Total increase (decrease) in net assets	(69,370,964)	101,238,754
Beginning of period	287,719,495	186,480,741

End of period	$218,348,531	$287,719,495

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to consolidated financial statements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund

	Institutional
	Six Months Ended 01/31/19		Year Ended July 31,
	(unaudited)		2018	2017		2016	2015		2014

Net asset value, beginning of period	$7.82		$7.43	$7.36		$6.98	$9.89		$9.17

Net investment income (loss)(a)	0.07		0.07	0.05	(b)	0.00 (c)	0.00	(c)	(0.02)
Net realized and unrealized gain (loss)	(0.59)		0.37	0.09		0.38	(2.91)		0.74

Net increase (decrease) from investment operations	(0.52)		0.44	0.14		0.38	(2.91)		0.72

Distributions from net investment income(d)	(0.14)		(0.05)	(0.07)		—	(0.00	)(e)	—

Net asset value, end of period	$7.16		$7.82	$7.43		$7.36	$6.98		$9.89

Total Return(f)
Based on net asset value	(6.60	)%(g)	5.97%	1.89%		5.44%	(29.41)%		7.85%

Ratios to Average Net Assets
Total expenses(h)	0.99	%(i)	1.14%	1.21%		1.39%	1.33%		1.33%

Total expenses excluding recoupment of past waived and/or reimbursed fees(h)	0.99	%(i)	1.14%	1.21%		1.39%	1.33%		1.33%

Total expenses after fees waived and/or reimbursed(h)	0.72	%(i)	0.88%	0.99%		1.26%	1.28%		1.29%

Net investment income (loss)(h)	1.89	%(i)	0.90%	0.65	%(b)	0.05%	0.00	%(j)	(0.22)%

Supplemental Data
Net assets, end of period (000)	$149,837		$200,786	$148,978		$107,021	$348,529		$413,506

Portfolio turnover rate	31%		110%	96%		132%	85%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	—	0.04%	0.04%	0.01%	0.01%	0.05%

(i)	Annualized.
(j)	Amount is less than 0.005%.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	15

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor A
	Six Months Ended 01/31/19		Year Ended July 31,
	(unaudited)		2018	2017		2016	2015	2014

Net asset value, beginning of period	$7.74		$7.36	$7.29		$6.94	$9.85	$9.15

Net investment income (loss)(a)	0.06		0.06	0.03	(b)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(0.58)		0.36	0.10		0.37	(2.89)	0.74

Net increase (decrease) from investment operations	(0.52)		0.42	0.13		0.35	(2.91)	0.70

Distributions from net investment income(c)	(0.11)		(0.04)	(0.06)		—	—	—

Net asset value, end of period	$7.11		$7.74	$7.36		$7.29	$6.94	$9.85

Total Return(d)
Based on net asset value	(6.63	)%(e)	5.69%	1.71%		5.04%	(29.54)%	7.65%

Ratios to Average Net Assets
Total expenses(f)	1.33	%(g)(h)	1.55%	1.69%		1.97%	1.85%	1.78%

Total expenses after fees waived and/or reimbursed(f)	0.97	%(h)	1.11%	1.24%		1.45%	1.50%	1.50%

Net investment income (loss)(f)	1.67	%(h)	0.73%	0.38	%(b)	(0.33)%	(0.23)%	(0.43)%

Supplemental Data
Net assets, end of period (000)	$39,169		$56,622	$31,755		$23,652	$11,308	$21,402

Portfolio turnover rate	31%		110%	96%		132%	85%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	—	0.04%	0.04%	0.01%	0.01%	0.05%

(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.34%.
(h)	Annualized.

See notes to consolidated financial statements.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor C
	Six Months Ended 01/31/19		Year Ended July 31,
	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$7.45		$7.10		$7.04		$6.74	$9.64	$9.02

Net investment income (loss)(a)	0.03		(0.00	)(b)	(0.03	)(c)	(0.07)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	(0.56)		0.35		0.09		0.37	(2.82)	0.73

Net increase (decrease) from investment operations	(0.53)		0.35		0.06		0.30	(2.90)	0.62

Distributions from net investment income(d)	(0.07)		—		—		—	—	—

Net asset value, end of period	$6.85		$7.45		$7.10		$7.04	$6.74	$9.64

Total Return(e)
Based on net asset value	(7.05	)%(f)	4.93%		0.85%		4.45%	(30.08)%	6.87%

Ratios to Average Net Assets
Total expenses(g)	2.01	%(h)	2.20%		2.40%		2.68%	2.50%	2.43%

Total expenses after fees waived and/or reimbursed(g)	1.72	%(h)	1.87%		1.99%		2.21%	2.25%	2.25%

Net investment income (loss)(g)	0.91	%(h)	(0.05)%		(0.36	)%(c)	(1.03)%	(0.99)%	(1.17)%

Supplemental Data
Net assets, end of period (000)	$6,907		$7,562		$5,747		$5,804	$5,062	$9,443

Portfolio turnover rate	31%		110%		96%		132%	85%	71%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	—	0.04%	0.04%	0.01%	0.01%	0.05%

(h)	Annualized.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	17

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Period from 01/25/18(a) to 07/31/18

Net asset value, beginning of period	$7.83		$8.27

Net investment income(b)	0.07		0.07
Net realized and unrealized loss	(0.58)		(0.51)

Net decrease from investment operations	(0.51)		(0.44)

Distributions from net investment income(c)	(0.15)		—

Net asset value, end of period	$7.17		$7.83

Total Return(d)
Based on net asset value	(6.54	)%(e)	(5.32	)%(e)

Ratios to Average Net Assets
Total expenses	0.87	%(f)(g)	0.92	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.67	%(g)	0.74	%(g)(h)(i)

Net investment income	1.94	%(g)	1.80	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$22,435		$22,750

Portfolio turnover rate	31%		110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been .88%.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

See notes to consolidated financial statements.

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust and is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A Shares. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $5,574,975, which is 2.6% of the Fund’s consolidated net assets. Inter-company accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper,

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Notes to Consolidated Financial Statements   (continued)

money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

subject to Rule 2a-7 under the 1940 Act.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Notes to Consolidated Financial Statements  (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Citigroup Global Markets, Inc.	$78,149	$(78,149)	$—
Credit Suisse Securities (USA) LLC	344,226	(344,226)	—
Deutsche Bank Securities, Inc.	142	(142)	—
Jefferies LLC	2,626	(2,626)	—
JP Morgan Securities LLC	438,209	(438,209)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1	(1)	—
Morgan Stanley.	81,873	(81,873)	—

	$945,226	$(945,226)	$—

(a)

Cash collateral with a value of $1,032,286 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.62%
$1 Billion — $3 Billion	0.58
$3 Billion — $5 Billion	0.56
$5 Billion — $10 Billion	0.54
Greater than $10 Billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Distribution Fee	—%	0.75%
Service Fee	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total

$60,312	$35,944	$96,256

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total

$18,353	$4,848	$723	$2,258	$26,182

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, the Fund paid $2 to affiliates of BlackRock in return for these services to Investor A Shares, which are included in transfer agent — class specific in the Consolidated Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, the Fund reimbursed the Manager the following

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total

$354	$826	$183	$1,363

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total

$106,743	$51,394	$5,290	$40	$163,467

Other Fees: For the six months ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,224.

For the six months ended January 31, 2019, affiliates received CDSCs as follows:

Investor A	$472
Investor C	368

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended January 31, 2019, the Fund waived and/or reimbursed $762.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended January 31, 2019, the amount reimbursed for the Fund was $14,504.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K

0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2019, the Manager waived and/or reimbursed $226,872, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended January 31, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$18,353	$4,848	$723	$2,258	$26,182
Transfer agent fees waived and/or reimbursed — class specific	60,937	39,201	3,172	40	103,350

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements  (continued)

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020	2021

Fund Level	$236,328	$361,327	$226,872
Institutional	84,177	212,104	79,290
Investor A	81,764	165,961	44,049
Investor C	15,303	11,872	3,895
Class K	—	3,324	2,298

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended January 31, 2019, the Fund paid BIM $4,268 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $39,444,394 and $58,370,666, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of July 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains of $168,183,262 with no expiration date.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$214,756,967

Gross unrealized appreciation	$12,426,065
Gross unrealized depreciation	(9,989,222)

Net unrealized appreciation	$2,436,843

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount

Institutional
Shares sold	8,497,914	$62,052,407	23,641,204	$187,059,065
Shares issued in reinvestment of distributions	453,495	3,192,599	132,749	1,008,890
Shares redeemed	(13,695,597)	(97,932,485)	(18,150,660)	(139,998,162)

Net increase (decrease)	(4,744,188)	$(32,687,479)	5,623,293	$48,069,793

Investor A
Shares sold	1,096,767	$7,992,462	7,665,007	$59,715,265
Shares issued in reinvestment of distributions	95,139	665,024	29,998	225,887
Shares redeemed	(2,991,990)	(21,578,001)	(4,696,594)	(36,584,055)

Net increase (decrease)	(1,800,084)	$(12,920,515)	2,998,411	$23,357,097

Investor C
Shares sold	214,844	$1,485,956	518,858	$3,971,787
Shares issued in reinvestment of distributions	11,517	77,623	—	—
Shares redeemed	(232,843)	(1,587,810)	(313,219)	(2,314,441)

Net increase (decrease)	(6,482)	$(24,231)	205,639	$1,657,346

			Period from 01/25/18(a) to 07/31/18
Class K
Shares sold	558,231	$4,123,666	10,582,918	$81,312,395
Shares issued in reinvestment of distributions	63,350	445,982	—	—
Shares redeemed	(396,872)	(2,886,504)	(7,676,524)	(59,228,277)

Net increase	224,709	$1,683,144	2,906,394	$22,084,118

Total Net Increase (Decrease)	(6,326,045)	$(43,949,081)	11,733,737	$95,168,354

(a)	Commencement of operations.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statements of Changes in Net Assets and Notes to the Consolidated Financial Statements.

Prior year distribution information and undistributed net investment income in the Consolidated Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Share Class	Net Investment Income

Institutional	$1,079,670
Investor A	226,220

Undistributed net investment income as of July 31, 2018 was $2,008,573.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Robert Fairbairn, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office on January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

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Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

BCOMTR	Bloomberg Commodity Index Total ReturnSM

BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM

CDI	CREST Depository Interest

GDR	Global Depositary Receipts

OTC	Over-the-counter

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: April 5, 2019